The PNC Financial Services Group, Inc. Fourth Quarter and Full Year 2015 Earnings Conference Call January 15, 2016 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Information and Adjusted Information Our earnings conference call presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on its corporate website.   The presentation contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2014 Form 10-K and our 2015 Form 10-Qs, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.   In this presentation, we may sometimes include non-GAAP financial information. Non-GAAP financial information includes metrics such as pre-tax, pre-provision earnings, tangible book value, and taxable equivalent net interest income, as well as adjusted results and certain information used to review components of reported information. When we do so, we provide GAAP reconciliations for such information. Such reconciliations may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.   References to our corporate website are to www.pnc.com under “About Us–Investor Relations.” Our SEC filings are available both on our corporate website and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation.

2015 Achievements

Financial Highlights:

- Grew loans, deposits and fee income(1)
- Expenses well-managed
- Overall credit quality relatively stable
- Strong capital and liquidity position

Progress on Strategic Priorities:

- Fee income grew 3% vs FY14(1)
- Southeast market revenue grew 6% YOY and noninterest income grew 15%(2)
- Continued execution of branch network transformation
- Technology and infrastructure investments remain on track

FY15 financial summary	Net income	Diluted EPS	Return on average assets
	$4.1 billion	$7.39	1.17%

(1) Fee income refers to noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage, and service charges on deposits. See reconcilement section in the Appendix. (2) Southeast markets defined as Alabama, Georgia, North Carolina, South Carolina and Florida. See reconciliation in Appendix for additional details, including an explanation of total market revenue.

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Loan and Deposit Growth

Category (billions) Average Balances	4Q15	% change from: 3Q15	4Q14
Investment securities	**$67.9**	9%	25%
Total commercial lending	**$132.4**	1%	5%
Total consumer lending	**$73.6**	(1%)	(4%)
Total loans	**$206.0**	1%	2%
Interest-earning deposits with banks	**$31.5**	(16%)	14%
Total assets	**$360.4**	1%	6%
Total deposits	**$246.9**	1%	8%
Total equity	**$45.9**	0%	0%
Ratios:	Dec. 31, 2015	Sept. 30, 2015	Dec. 31, 2014
Capital:(1) Pro forma fully phased-in Basel III common equity Tier 1	**10.0%**	10.1%	10.0%
TBV:(2) Tangible book value per common share	**$63.65**	$63.37	$59.88

Highlights (Avg. Balances)

Linked quarter:

- Investment securities increased $5.8 billion
- Total loans increased $1.2 billion
- Total deposits grew $3.5 billion
- Common shares outstanding reduced by 6 million
- The estimated Liquidity Coverage Ratio at December 31, 2015 exceeded 100 percent for both PNC and PNC Bank, N.A.

Prior Year Quarter:

- Investment securities grew $13.6 billion
- Total loans grew $3.1 billion
- Total deposits increased $17.5 billion
- TBV(2) grew 6%

(1) December 31, 2015 ratio estimated. See Estimated Transitional Basel III and Pro forma Fully Phased-In Basel III Common Equity Tier 1 Capital Ratios slides and related information in the Appendix for further details. Calculated on a pro forma basis without the benefit of the Basel III phase-in provisions. For 4Q15, 3Q15 and 4Q14, the pro forma fully phased-in Basel III common equity Tier 1 ratios were calculated based on standardized approach RWAs and rules. (2) See Appendix for additional information related to tangible book value per common share.

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Linked Quarter Revenue Growth

(millions)	4Q15	% chg from: 3Q15	FY15	% chg from: FY14
Net interest income	**$2,092**	1%	**$8,278**	(3%)
Noninterest income	**1,761**	3%	**6,947**	1%
Total revenue	**3,853**	2%	**15,225**	(1%)
Noninterest expense	**2,396**	2%	**9,463**	0%
Pretax, pre-provision earnings[1,2]	**1,457**	2%	**5,762**	(2%)
Provision	**74**	(9%)	**255**	(7%)
Pretax earnings[3]	**$1,383**	3%	**$5,507**	(2%)
Income taxes	**361**	34%	**1,364**	(3%)
Net income	**$1,022**	(5%)	**$4,143**	(2%)
Diluted EPS	**$1.87**	(2%)	**$7.39**	1%

Returns	4Q15	3Q15	FY15	FY14
ROAA[4]	**1.12%**	1.19%	**1.17%**	1.28%
ROACE[4]	**9.30%**	9.61%	**9.50%**	9.91%

Highlights

Linked Quarter:

- Revenue grew
  - NII increased (Reported and Core[5])
  - NIM[6] up 3 bps to 2.70%
  - Noninterest income increase largely driven by fee income[1] growth
- Noninterest expense increased primarily due to higher business activity
- Provision relatively stable

Full Year 2015:

- Revenue declined due to lower NII
- Noninterest income increased due to fee income[1] growth
- Noninterest expense reflected disciplined expense management and CIP[7] achievement

(1) See Reconcilement section of the Appendix. (2),(3),(4) See Notes A, B and C, respectively, in the Appendix for additional details. (5) Core net interest income (Core NII) is total net interest income (NII), as reported, less related purchase accounting accretion (scheduled and excess cash recoveries) (PAA). See Note D and reconciliation in the Appendix. (6) NIM refers to net interest margin. (7) CIP refers to PNC's Continuous Improvement Program.

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Strategic Progress Towards YOY Fee Income Growth Fee Income(1) Growth Driven by Diverse Businesses FY14 – FY15 % Change (1) See Reconciliation in Appendix. (2) Total other noninterest income includes net gains (losses) on sales of securities and other income (including gains on asset dispositions). (3) Includes net commercial mortgage servicing rights valuation gains. (4) Asset management includes PNC’s Asset Management Group (AMG) and BlackRock. Higher Percentage of Noninterest Income to Total Revenue Corporate Services $1.5B Residential Mortgage $0.6B Service Charges on Deposits $0.6B Consumer Services $1.3B Asset Management $1.6B FY15 $5.6 billion +4% +6% +5% -8% -2% (3) (4) 38% 43% 45% 46% (1,2) (1) $ in billions Noninterest Income

Credit Quality Relatively Stable

(millions)	4Q15	3Q15	4Q14	% change from: 3Q15	% change from: 4Q14
Nonperforming loans (NPLs)[1,2]	$2,126	$2,177	$2,510	(2%)	(15%)
Total Past Due[1,3]	$1,640	$1,663	$1,946	(1%)	(16%)
Commercial Lending	$27	$14	($1)	NM	NM
Consumer Lending	$93	$82	$119	13%	(22%)
Total Net Charge-offs	$120	$96	$118	25%	2%
Provision	$74	$81	$52	(9%)	42%

	4Q15	3Q15	4Q14
Loan loss reserves to total loans[6]	**1.32%**	1.58%	1.63%

Highlights

Linked Quarter:

- Overall credit quality remained relatively stable
  - NPAs[4] and NPLs decreased
  - Overall delinquencies down
  - Net charge-offs increased and were .23% of average loans[5]
  - Provision relatively flat
- Maintained appropriate reserves

Prior Year Quarter:

- Credit quality stable

Purchased Impaired Loans

- The change to derecognition policy for purchase impaired pooled consumer loans reduced 4Q15 total loan balances and associated allowance for loan losses each by $468 million

As of quarter end except net charge-offs and provision, which are for the quarter. (1) Does not include purchased impaired loans or loans held for sale. (2) Does not include foreclosed and other assets. Excludes certain government insured or guaranteed loans and loans accounted for under the fair value option. (3) Includes loans that are government guaranteed/insured, primarily residential mortgages. Past due loans in this category totaled $1.1 billion in 4Q15. (4) NPAs refer to nonperforming assets. (5) Net charge-offs to average loans for 4Q15 (annualized). (6) The December 31, 2015 ratio was impacted by the change in derecognition policy for purchased impaired loans that are pooled and accounted for as a single asset.

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Outlook(1) – 1Q16 vs. 4Q15 Balance sheet Loans Stable Income statement Net interest income Up Modestly Fee income Down mid-single digits due to seasonality and client activity Noninterest expense Down low-single digits Loan loss provision $75-$125 million (1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies.

Cautionary Statement Regarding Forward-Looking Information Appendix This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings. We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. Our forward-looking statements are subject to the following principal risks and uncertainties. Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following: Changes in interest rates and valuations in debt, equity and other financial markets. Disruptions in the U.S. and global financial markets. The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe. Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates. Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness. Slowing or reversal of the current U.S. economic expansion. Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations. Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors. Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the U.S. economy will grow moderately again in 2016, boosted by lower oil/energy prices and solid job gains, and that short-term interest rates and bond yields will rise gradually during 2016. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.

Cautionary Statement Regarding Forward-Looking Information (continued) Appendix PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve. PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models. Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include: Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain. Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives. Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s current and historical business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC. Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies. Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Cautionary Statement Regarding Forward-Looking Information (continued) Appendix Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.   Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.   We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.   Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.   Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.   We provide greater detail regarding these as well as other factors in our 2014 Form 10-K and our 2015 Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.   Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Notes Appendix

Estimated Transitional Basel III and Pro forma Fully Phased-In Basel III Common Equity Tier 1 Capital Ratios Appendix

Estimated Transitional Basel III and Pro forma Fully Phased-In Basel III Common Equity Tier 1 Capital Ratios Appendix

Tangible Book Value per Common Share Appendix

Non-GAAP to GAAP Reconcilement Appendix

Non-GAAP to GAAP Reconcilement Appendix

Non-GAAP to GAAP Reconcilement Appendix